UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Eaton Vance Municipal Income 2028 Term Trust

(Name of Registrant as Specified in Its Charter)

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Eaton Vance Municipal Income 2028 Term Trust

Two International Place

Boston, Massachusetts 02110

September 24, 2021

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Municipal Income 2028 Term Trust (the “Fund”), which will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, November 12, 2021 at 11:30 a.m. (Eastern Time).

At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Eric A. Stein

Eric A. Stein

President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

Eaton Vance Municipal Income 2028 Term Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, November 12, 2021: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders of Eaton Vance Municipal Income 2028 Term Trust, a Massachusetts business trust (the “Fund”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, November 12, 2021 at 11:30 a.m. (Eastern Time), for the following purposes:

(1)	To elect four Class III Trustees, Mark R. Fetting, Valerie A. Mosley, Helen Frame Peters and Keith Quinton, each to be elected by the shareholders of the Fund.
(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Any such vote FOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Annual Meeting of Shareholders.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on September 1, 2021 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. As part of our effort to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring developments with respect to the coronavirus pandemic (COVID-19) and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Annual Meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

By Order of the Board of Trustees

/s/ Kimberly M. Roessiger

Kimberly M. Roessiger

Secretary

September 24, 2021

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Municipal Income 2028 Term Trust

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance Municipal Income 2028 Term Trust (the “Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund and at any adjournments or postponements thereof. The meeting will be held on Friday, November 12, 2021 at 11:30 a.m. (Eastern Time) at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110. The meeting will be held for the purposes set forth in the accompanying notice. This proxy material is being mailed to shareholders on or about September 24, 2021.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on September 1, 2021 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. As of September 1, 2021, there were 10,863,776 Common Shares of beneficial interest, $0.01 par value per share (“Common Shares”), of the Fund outstanding. See “Proxy Solicitation, Tabulation and Voting Requirements” below. Also as of September 1, 2021, to the Fund’s knowledge, (i) no shareholder owned more than 5% of the outstanding shares of the Fund, and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders as of the close of business on the record date, who have voting power with respect to such shares, are entitled to attend and vote at the meeting. All properly executed proxies received prior to the meeting will be voted at the meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote FOR the election of each Trustee. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares at the meeting. Merely attending the meeting will not revoke a previously executed proxy. If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the meeting. If you hold Fund shares through an intermediary and plan to attend and vote at the meeting, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the meeting. You must contact your intermediary to obtain a legal proxy for your shares.

The Board of Trustees of the Fund knows of no business other than that mentioned in Proposal 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

PROPOSAL 1. ELECTION OF TRUSTEES

The Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has fixed the number of Trustees at eleven. Under the terms of the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election. Thus, this could delay for up to two years the replacement of a majority of the Board.

Proxies will be voted for the election of the following nominees:
a.	four Class III Trustees, Mark R. Fetting, Valerie A. Mosley, Helen Frame Peters and Keith Quinton, each to be elected by the shareholders of the Fund.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of the Fund.

Each nominee is currently serving as a Trustee of the Fund and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement.

Eaton Vance Municipal Income 2028 Term Trust	1	Proxy Statement dated September 24, 2021

Each nominee shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to such Fund.

The following table presents certain information regarding the current Trustees of the Fund, including the principal occupations of each such person for at least the last five years.

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	2007	Class I Trustee until 2022.	Chairman of Morgan Stanley Investment Management, Inc. (“MSIM”), member of the Board of Managers and President of Eaton Vance, Inc. (“EV”), Chief Executive Officer and President of Eaton Vance Management (“EVM” or “Eaton Vance”) and Boston Management and Research (“BMR”), and Director of Eaton Vance Distributors, Inc. (“EVD”). Formerly, Chairman, Chief Executive Officer and President of Eaton Vance Corp. (“EVC”). Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, Eaton Vance, EVD and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.	Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Trustee	2016	Class III Trustee until 2021.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	None
Eaton Vance Municipal Income 2028 Term Trust	2	Proxy Statement dated September 24, 2021

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
CYNTHIA E. FROST 1961	Trustee	2014	Class I Trustee until 2022.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	None
GEORGE J. GORMAN 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Class II Trustee until 2023.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	None
VALERIE A. MOSLEY 1960	Trustee	2014	Class III Trustee until 2021.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Eaton Vance Municipal Income 2028 Term Trust	3	Proxy Statement dated September 24, 2021

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
WILLIAM H. PARK 1947	Trustee	2003	Class II Trustee until 2023.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981). In accordance with the Eaton Vance funds Trustee retirement policy, Mr. Park is expected to retire as a Trustee effective July 1, 2022.	None
HELEN FRAME PETERS 1948	Trustee	2008	Class III Trustee until 2021.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998). In accordance with the Eaton Vance funds Trustee retirement policy, Ms. Peters is expected to retire as a Trustee effective July 1, 2022.	None
KEITH QUINTON 1958	Trustee	2018	Class III Trustee until 2021.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Eaton Vance Municipal Income 2028 Term Trust	4	Proxy Statement dated September 24, 2021

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
MARCUS L. SMITH 1966	Trustee	2018	Class II Trustee until 2023.	Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Trustee	2015	Class II Trustee until 2023.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
SCOTT E. WENNERHOLM 1959	Trustee	2016	Class I Trustee until 2022.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	None
(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

Each current Trustee listed above served as a Trustee of 138 funds within the Eaton Vance fund complex as of September 1, 2021 (including both funds and portfolios in a hub and spoke structure), except for Messrs. Faust and Wennerholm and Ms. Frost. Messrs. Faust and Wennerholm and Ms. Frost served as a Trustee of 137 funds within the Eaton Vance fund complex as of the same date listed above (including both funds and portfolios in a hub and spoke structure). The address of each Trustee is Two International Place, Boston, Massachusetts 02110.

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”) or any other regulations or guidance of the Securities and Exchange Commission (“SEC”), then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance with Section 16 of the 1940 Act and any other regulations or guidance of the SEC. In accordance with the Eaton Vance funds Trustee retirement policy, Ms. Peters is expected to retire as a Trustee effective July 1, 2022.

Eaton Vance Municipal Income 2028 Term Trust	5	Proxy Statement dated September 24, 2021

Interested Trustee

Mr. Faust is an “interested person” (as defined in the 1940 Act) by reason of his affiliation with EVM, the Fund’s investment adviser, and his positions with MSIM, BMR, EVD and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.

Share Ownership by Trustee

As of September 1, 2021, Messrs. Faust and Smith each owned over $100,000 of the Fund's equity securities. No other Trustee held shares of the Fund as of September 1, 2021. The following table shows, as of September 1, 2021, the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	Over $100,000
Noninterested Trustees
Mark R. Fetting	Over $100,000
Cynthia E. Frost	Over $100,000
George J. Gorman	Over $100,000
Valerie A. Mosley	Over $100,000
William H. Park	Over $100,000
Helen Frame Peters	Over $100,000
Keith Quinton	Over $100,000
Marcus L. Smith	Over $100,000
Susan J. Sutherland	Over $100,000(1)
Scott E. Wennerholm	Over $100,000(1)
(1) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Board Meetings and Committees

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively, the “adviser”) to manage the Fund. The Fund’s investment adviser also serves as administrator of the Fund. The Board is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of eleven Trustees, including ten Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-Laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Eaton Vance Municipal Income 2028 Term Trust	6	Proxy Statement dated September 24, 2021

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser/administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser/administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser/administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provide reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with registered investment companies. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Amended and Restated By-Laws (the “By-Laws”) set forth specific qualifications to serve as a Trustee. The Charter of the Governance Committee also sets forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Eaton Vance Municipal Income 2028 Term Trust	7	Proxy Statement dated September 24, 2021

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. Effective March 1, 2021, he is Chairman of MSIM. He is also a member of the Board of Managers and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust previously served as Chairman and Chief Executive Officer of EVC from 2007 through March 1, 2021 and as President of EVC from 2006 through March 1, 2021. Mr. Faust served as a Director of Hexavest Inc. from 2012-2021. From 2016 through 2019, Mr. Faust served as a Director of SigFig Wealth Management LLC. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007. He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988. He is a trustee and member of the executive committee of the Boston Symphony Orchestra, Inc. and trustee emeritus of Wellesley College.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of the MCNC Endowment.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Independent Chairperson of the Board. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee.  She currently owns and manages a consulting and investment firm, Valmo Ventures, and in 2020 founded Upward Wealth, Inc., doing business as BrightUP, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990.  She was also a Director of Progress Investment Management Company, a manager of emerging managers until 2020.  She is a Director of Groupon, Inc., an ecommerce provider, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness. She is also a Director of DraftKings, Inc., a digital sports entertainment and gaming company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT from 2013-2020. She serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a social venture firm that identifies, invests in and helps scale social entrepreneurs.  She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and was formerly Independent Chairperson of the Board from 2016-2021. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Eaton Vance Municipal Income 2028 Term Trust	8	Proxy Statement dated September 24, 2021

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director, (2016-2021) and Chairman, (2019-2021) of the New Hampshire Municipal Bond Bank.

Marcus L. Smith.  Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018 and is the Chairperson of the Ad Hoc Committee for Closed-End Fund Matters.  Mr. Smith has been a Director of First Industrial Realty Trust, Inc., a fully integrated owner, operator and developer of industrial real estate, since 2021, where he serves on the Investment and Nominating/Corporate Governance Committees. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Compensation and Talent Management Committee and Strategy & Finance Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees.  From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years.  In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010.  Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992.  He was also a trustee of the University of Mount Union from 2008-2020 and served on the Boston advisory board of the Posse Foundation from 2015-2021. Mr. Smith currently sits on the Harvard Medical School Advisory Council on Education, the Board of Directors for Facing History and Ourselves and is a Trustee of the Core Knowledge Foundation.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited and certain of its subsidiaries. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland is a Director of Kairos Acquisition Corp., which is concentrating on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Audit Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

Eaton Vance Municipal Income 2028 Term Trust	9	Proxy Statement dated September 24, 2021

During the fiscal year ended January 31, 2021, the Trustees of the Fund met fifteen times. The Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Ad Hoc Committee for Closed-End Fund Matters. The Audit Committee met eleven times, the Contract Review Committee met ten times, the Governance Committee met five times, the Portfolio Management Committee met eight times, the Compliance Reports and Regulatory Matters Committee met seven times and the Ad Hoc Committee for Closed-End Fund Matters met seven times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2020 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of the Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Wennerholm (Chairperson), Gorman and Park and Ms. Peters are members of the Audit Committee. The Board has designated Messrs. Gorman, Park and Wennerholm, each a noninterested Trustee, as audit committee financial experts. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange. The purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Fetting (Chairperson), Gorman, Park, Quinton, Smith and Wennerholm and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Smith and Wennerholm are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Ms. Sutherland (Chairperson) and Messrs. Fetting, Gorman and Quinton are members of the Compliance Reports and Regulatory Matters Committee. Effective October 1, 2021, Ms. Sutherland (Chairperson) and Messrs. Fetting, Park and Quinton will be members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Smith (Chairperson) and Fetting and Ms. Sutherland are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the New York Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Eaton Vance Municipal Income 2028 Term Trust	10	Proxy Statement dated September 24, 2021

The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by the Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. The Fund pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $279,000(1); (ii) an additional annual retainer of $150,000 for serving as the Chairperson of the noninterested Trustees; (iii) an additional annual retainer of $72,500 for Committee Service; (iv) an additional annual retainer of $15,000 for serving on four or more Committees, not including the Ad Hoc Committee; (v) an additional annual retainer of $35,000 for serving as the Governance Committee Chairperson, the Audit Committee Chairperson, the Compliance Committee Chairperson, the Contract Review Committee Chairperson or the Portfolio Management Committee Chairperson (to be split evenly in the event of Co-Chairpersons); (vi) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence and meets, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vii) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. During the fiscal year ended January 31, 2021, the Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2020, the Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(2):

Eaton Vance Municipal Income 2028 Term Trust	11	Proxy Statement dated September 24, 2021

Name of Trustee	Total Compensation from Fund	Total Compensation from Fund and Fund Complex(1)(2)
Mark R. Fetting	$1,774	$348,306
Cynthia E. Frost	$1,900(3)	$373,305
George J. Gorman	$1,975	$387,056
Valerie A. Mosley	$1,900	$378,709(4)
William H. Park	$2,403	$470,806
Helen Frame Peters	$1,799	$351,652
Keith Quinton	$1,722	$338,306
Marcus L. Smith	$1,723	$338,306
Susan J. Sutherland	$1,924(5)	$373,305(6)
Scott E. Wennerholm	$1,975	$387,056
(1)	As of September 1, 2021, the Eaton Vance fund complex consists of 138 registered investment companies or series thereof. Ms. Frost and Mr. Wennerholm currently serve as Trustee to 137 funds within the Eaton Vance fund complex.
(2)	The compensation schedule described in the paragraph above reflects the current compensation, which may not have been in place for the Fund’s full fiscal year ended January 31, 2021 or the full calendar year ended December 31, 2020. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $12,268 for the calendar year ended December 31, 2020.
(3)	Includes $608 of deferred compensation.
(4)	Includes $20,000 of deferred compensation.
(5)	Includes $1,924 of deferred compensation.
(6)	Includes $370,208 of deferred compensation.

Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating Fund, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of the Fund.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or forward such requests to AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviews and discusses the audited financial statements with Fund management. The Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Wennerholm (Chairperson), Gorman and Park and Ms. Peters.

Eaton Vance Municipal Income 2028 Term Trust	12	Proxy Statement dated September 24, 2021

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the two fiscal years ended January 31, 2021 and 2020 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	January 31, 2021	January 31, 2020
Audit Fees	$54,100	$53,350
Audit-Related Fees(1)	0	0
Tax Fees(2)	6,065	8,575
All Other Fees(3)	0	0
Total	$60,165	$61,925
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the two fiscal years ended January 31, 2021 and 2020, and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund’s independent registered public accounting firm for the two fiscal years ended January 31, 2021 and 2020.

	January 31, 2021	January 31, 2020
Fund	$6,065	$8,575
Eaton Vance(1)	$150,300	$59,903
(1)	As of the Fund’s fiscal year end, the Fund’s investment adviser, Eaton Vance, as well as any of its affiliates that provide ongoing services to the Fund, were subsidiaries of EVC. On March 1, 2021, Morgan Stanley acquired EVC and Eaton Vance became an indirect, wholly owned subsidiary of Morgan Stanley.

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Eaton Vance Municipal Income 2028 Term Trust	13	Proxy Statement dated September 24, 2021

Officers of the Fund

The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of Morgan Stanley stock, the officers of the Fund will benefit from any advisory and/or administration fees paid by the Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
ERIC A. STEIN 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of Eaton Vance and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Officer of 116 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2020.
DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	2021	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2021.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
KIMBERLY M. ROESSIGER 1985	Secretary	2021	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR.
RICHARD F. FROIO 1968	Chief Compliance Officer	2017	Vice President of Eaton Vance and BMR since 2017. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both funds and portfolios in a hub and spoke structure.

Investment Adviser and Administrator

Eaton Vance Management, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund. Prior to March 1, 2021, EVM was a wholly owned subsidiary of EVC. On March 1, 2021, Morgan Stanley acquired EVC and EVM became an indirect, wholly owned subsidiary of Morgan Stanley.

Proxy Solicitation, Tabulation and Voting Requirements

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $6,770.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

Eaton Vance Municipal Income 2028 Term Trust	14	Proxy Statement dated September 24, 2021

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund FOR the Proposal set forth in the Notice of this meeting are not received by November 12, 2021, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote FOR such adjournment those proxies which they are entitled to vote FOR any Trustee nominee. They will vote against any such adjournment those proxies that voted “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions). The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

The Fund’s By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Subject to various conditions and exceptions, the By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Additionally, Control Share Acquisitions are defined as including certain shares acquired during look-back and look-forward periods as provided in the By-Laws. Subject to various conditions and procedural requirements set forth in the By-Laws, including the delivery of a “Control Share Acquisition Statement” to the Fund’s secretary setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of Fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of Fund shareholders following the Control Share Acquisition.

Pursuant to the Fund’s By-Laws, with respect to any election of Trustees other than a contested election, a nominee must receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present to be elected. A plurality means that the Trustee nominee receiving the greatest number of votes will be elected. With respect to a contested election, a nominee must receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes. See Proposal 1 for the vote required to elect Trustees at the meeting.

As part of our effort to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring developments with respect to the coronavirus pandemic (COVID-19) and the advice and guidance of public health officials.  For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Annual Meeting.  Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time and/or means of convening the Annual Meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, EVM and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s most recent fiscal year end.

The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

Eaton Vance Municipal Income 2028 Term Trust	15	Proxy Statement dated September 24, 2021

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2022 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before May 27, 2022. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on August 14, 2022 and no earlier than July 15, 2022. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

Eaton Vance Municipal Income 2028 Term Trust	16	Proxy Statement dated September 24, 2021

EXHIBIT A

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof advised by Eaton Vance Management or its affiliate, Boston Management and Research (collectively, “Eaton Vance”), excluding Eaton Vance Floating-Rate Income Plus Fund (each, a “Fund,” and collectively, the “Funds”), has established an Audit Committee of the Board of each Fund (the “Committee”) and has approved this Charter for the operation of the Committee.1 The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;
3.	To oversee or, as appropriate, assist Board oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
5.	To evaluate or, as appropriate, assist Board evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare such audit committee reports, consistent with the requirements of applicable Securities and Exchange Commission (“SEC”), NYSE American LLC (“NYSE American,” formerly NYSE MKT LLC) and New York Stock Exchange rules, for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

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[1]	The Audit Committee of the Board of Trustees of Eaton Vance Floating-Rate Income Plus Fund operates pursuant to a separate charter. For the avoidance of doubt, all references in this Charter to the “Board” or to the “Independent Trustees” do not encompass the Board of Trustees or the Independent Trustees overseeing Eaton Vance Floating-Rate Income Plus Fund.
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The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have been determined by the Board to have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of NYSE American and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE American and New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of the Committee designated by the Chairperson, shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as determined from time to time by the Board upon the recommendation of the Governance Committee.

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V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to each Fund the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the SEC, the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
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8.	To receive at least quarterly a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
15.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
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16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.
17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
18.	To review and recommend to the Board policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board with respect to specific fair value determinations and any pricing errors involving such portfolio securities.
19.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
20.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
21.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, best practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.
2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

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Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

MAIL your signed and voted proxy back in the postage paid envelope provided.

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST

Annual Meeting of Shareholders, November 12, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder(s) of Common Shares of beneficial interest of Eaton Vance Municipal Income 2028 Term Trust (the "Fund"), a Massachusetts business trust, hereby appoints KRISTIN S. ANAGNOST, JAMES F. KIRCHNER, KIMBERLY M. ROESSIGER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on November 12, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" any Trustee nominee. The persons named as proxies will vote against any such adjournment those proxies that voted "WITHHOLD AUTHORITY FOR ALL NOMINEES." THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE ______________________ DATE

SIGNATURE (IF HELD JOINTLY) ______________________ DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

1. Election of four Class III Trustees:

- **(i.)** Mark R. Fetting ☐
- **(ii.)** Valerie A. Mosley ☐
- **(iii.)** Helen Frame Peters ☐
- **(iv.)** Keith Quinton ☐

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the square next to each nominee you wish to withhold, as shown here: ■

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

COMMENTS:

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]